FIRSTLINE II

A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

issued by
Security Life of Denver
and its
Security Life Separate Account L1

Supplement Dated May 5, 2008 to the Prospectus Declared Effective April 29, 2008

This supplement amends certain information contained in your prospectus declared effective April 29, 2008. Please read it carefully and keep it with your prospectus for future reference.

__________________________________________________________________________

The date of the prospectus, as shown on page 1, is hereby changed to April 29, 2008.

The information about the Additional Insured Rider as disclosed in the Optional Rider Fees and Charges table on page 10 of the prospectus is hereby deleted and replaced with the following:

Maximum Guaranteed Charges [7]

Charge	When Deducted	Amount Deducted

Additional Insured	· On each monthly	Range from
Rider [8]	processing date.	· $0.06 to $83.33 per $1,000 of rider benefit.

Representative additional insured person
· $0.30 per $1,000 of rider benefit.
· The representative insured person is a female, age 45.

7	This table shows the maximum guaranteed charges that may be assessed during any policy year. Current charges may be less than the maximum guaranteed charges shown and you may get information about the charges that would apply to you by contacting your agent/registered representative for a personalized illustration.

8	The rates for a particular rider depend on various factors that may include policy duration and the insured person’s age, gender, underwriting type and/or risk class. The rates shown for the representative insured person are for the first policy year and generally increase each year thereafter. The rates shown have been rounded to the nearest penny, and you may get information about the charge that would apply to you by contacting your agent/registered representative for a personalized illustration.

149529	Page 1 of 1	May 2008